UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ambarella, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

000004 ENDORSEMENT_LINE__ SACKPACK____C 1234567890 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/AMBA or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 pm, Eastern Time, on June 6, 2022 Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Ambarella, Inc. Annual Shareholder Meeting to be Held on June 7, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and our 2022 Annual Report to Shareholders are available at: www.envisionreports.com/AMBA Easy Online Access — View your proxy materials and vote. Step 1:    Go to www.envisionreports.com/AMBA. Step 2:    Click on Cast Your Vote or Request Materials. Step 3:    Follow the instructions on the screen to log in. Step 4:    Make your selections as instructed on each screen for your delivery preferences. Step 5:    Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 26, 2022 to facilitate timely delivery. 2NOT COY 03MPEA

Shareholder Meeting Notice Ambarella, Inc.’s Annual Meeting of Shareholders will be held on June 7, 2022 at 3101 Jay Street, Santa Clara, CA, 95054, at 9:00 a.m. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations 1. Election of Directors: 01 – Anne De Greef-Safft 02 – Chenming C. Hu, Ph.D. 03 – Feng-Ming (Fermi) Wang, Ph.D. 2. Ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Ambarella, Inc. for the fiscal year ending January 31, 2023. 3. Advisory vote to approve the compensation of Ambarella, Inc.’s named executive officers. The Board of Directors of Ambarella recommends a vote FOR each of the three director nominees listed above and FOR Proposals 2 and 3. The Board of Directors of Ambarella, Inc. has fixed the close of business on April 14, 2022 as the record date for the determination of shareholders entitled to notice of, and to vote at, the 2022 Annual Meeting of Shareholders and any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. —    Internet – Go to www.envisionreports.com/AMBA. Click Cast Your Vote or Request Materials. —    Phone – Call us free of charge at 1-866-641-4276. —    Email – Send an email to investorvote@computershare.com with “Proxy Materials Ambarella, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 26, 2022.